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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-K


                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported)  AUGUST 12, 1998

                                HYBRID NETWORKS, INC.
               (Exact name of registrant as specified in this charter)

                                       DELAWARE
                    (State or Other Jurisdiction of Incorporation)

         0-23289                                     77-02520931
(Commission File Number)               (I.R.S. Employer Identification Number)

                   6409 GUADALUPE MINES ROAD, SAN JOSE, CA  95120
               (Address of principal executive offices)    (Zip Code)

                                   (408) 323-6250
                (Registrant's Telephone Number, Including Area Code)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On August 12, 1998, Hybrid Networks, Inc. (the "Company") engaged Arthur Andersen LLP ("AA") as the Company's independent accountants to audit the financial statements of the Company as of December 31, 1997 and for the year then ended and to act as the Company's independent accountants on a continuing basis, which engagement will include performing an audit of the Company's financial statements as of December 31, 1998 and for the year then ended.

     Neither the Company nor anyone acting on its behalf consulted AA during the Company's two most recent fiscal years or the subsequent interim periods.


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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:  August 13, 1998             Hybrid Networks, Inc.


                                   By:  /s/ Carl S. Ledbetter
                                        ------------------------
                                        Carl S. Ledbetter
                                        Chairman, President and
                                        Chief Executive Officer

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